UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 1, 2013

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kevin Moriarty, Senior Vice President and Chief Financial Officer of Avnet, Inc. (the "Company") entered into an employment agreement with the Company effective as of September 1, 2013. Pursuant to the agreement, Company will pay Mr. Moriarty such compensation (including base salary and incentive compensation) as shall be agreed upon from time to time and Mr. Moriarty will be eligible for awards under the Company’s equity incentive plans and benefits under the Company’s other benefit plans in which senior executives of the Company participate. The agreement contains restrictive covenants relating to non-competition, confidential information and non-solicitation of employees and customers. Additionally, the agreement contains provisions relating to voluntary termination, termination upon a change in duties, death, disability, and termination with and without cause. The foregoing description of Mr. Moriarty’s employment agreement is qualified in its entirety by reference to the agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

In addition, Mr. Moriarty entered into a change of control agreement (the "COC Agreement") with the Company on September 1, 2013. Pursuant to the COC Agreement, if, within 24 months after a change of control, his employment is terminated without cause or if he resigns by reason of a constructive termination, the Company must pay Mr. Moriarty all accrued base salary and pro-rata incentive payments, plus 2.99 times the sum of (i) the executive’s then current annual base salary and (ii) the executive’s target incentive compensation for the year in which such termination occurred. In addition, any unvested equity compensation rights and awards would become fully vested and payable. The foregoing description of the change of control agreement is qualified in its entirety by reference to the form of agreement, which is filed as Exhibit 10.2 hereto, and is incorporated herein by reference.

Additionally, the Corporation revised form agreements to be used by the Company under its 2010 Stock Compensation Plan. The revised form agreements are attached hereto as Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number Description
10.1 Employment Agreement by and between Kevin Moriarty and the Company
10.2 Form of Change of Control Agreement (incorporated herein by reference to the Company’s Current Report on Form 8-K dated February 14, 2011, Exhibit 10.3)
10.3 Form of Agreements under the 2010 Stock Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

September 3, 2013	By:	/s/ Kevin Moriarty

Name: Kevin Moriarty
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement by and between Kevin Moriarty and the Company
10.3	Form of Agreements under the 2010 Stock Compensation Plan